Exhibit 10

EXECUTION VERSION

FOURTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of the 31st day of March, 2011 (the “Amendment Effective Date”).

RECITALS

WHEREAS, MATRIX SERVICE COMPANY, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as a Lender and Issuing Bank, and the financial institutions therein named as Lenders, are parties to that certain Second Amended and Restated Credit Agreement dated as November 30, 2006, as it has been amended by (i) that certain First Amendment to Second Amended and Restated Credit Agreement dated July 6, 2007 (the “First Amendment”), (ii) that certain Second Amendment to Second Amended and Restated Credit Agreement dated February 11, 2009 (the “Second Amendment”) and (iii) that certain Third Amendment to Second Amended and Restated Credit Agreement dated September 24, 2010 (as so amended, and as it may be amended, supplemented or restated from time to time hereafter in accordance with its terms, the “Credit Agreement”);

WHEREAS, all capitalized terms used but not defined in these Recitals shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, the Borrower has requested amendments to certain of the covenants and other provisions of the Credit Agreement, and the Lenders have agreed to such request on the terms and conditions and subject to certain other amendments set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Incorporation by Reference; Defined Terms. Capitalized terms used but not defined in this Amendment (including the Recitals) shall have the meanings given to them in the Credit Agreement. All terms defined in the foregoing Recitals are incorporated herein by reference.

The term “Loan Documents” is hereby amended to include the Credit Agreement as amended by this Amendment, all as they may be further amended from time to time with the consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

The term “Agreement”, as used in the Credit Agreement, is hereby amended to mean the Credit Agreement as amended by this Amendment and as it may be further amended from time to time with the consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

The term “Credit Agreement” in all other Loan Documents is hereby amended to mean the Credit Agreement as amended by this Amendment and as it may be further amended from time to time with the consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The term “Change in Law” is hereby amended by the addition of the underlined language shown below:

“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided however, that notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, shall be deemed to be a “Change in “Law”, regardless of the date enacted, adopted, issued or implemented.

(b) A new definition of “Domestic Subsidiary” is hereby added to the Credit Agreement, which reads as follows: “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

(c) The definition of “Existing Guarantees” is hereby replaced with the following: “Existing Guarantees” means those certain Subsidiary Guaranty agreements described on the attached Exhibit D, all in favor of the Administrative Agent for the ratable benefit of the Lenders, as they may be ratified, amended or modified and in effect from time to time.

(d) Exhibit D of the Credit Agreement is hereby replaced with Exhibit D attached to this Amendment.

(e) Exhibit E of the Credit Agreement is hereby replaced with Exhibit E attached to this Amendment.

(f) A new definition of “Foreign Subsidiary” is hereby added to the Credit Agreement, which reads as follows: “Foreign Subsidiary” means any Subsidiary (other than Matrix Service Inc., an Ontario, Canada corporation, Matrix Service Industrial Contractors ULC, a Nova Scotia, Canada unlimited liability corporation, and Matrix Service ULC, an Alberta, Canada unlimited liability corporation) that is organized under the laws of a jurisdiction outside the United States of America.

(g) A new definition of “Foreign Subsidiary EBITDA” is hereby added to the Credit Agreement, which reads as follows: “Foreign Subsidiary EBITDA” means, with reference to any period, the combined net income of all Foreign Subsidiaries for such period (i) plus, to the extent deducted in calculating net income for such period, (A) interest expense, (B) expense for income taxes paid or accrued, (C) depreciation, amortization and other non-cash charges (including but not limited to non-cash compensation expense recorded in accordance with FAS 123R), (D) losses on sales of fixed assets, and (E) extraordinary losses incurred other than in the ordinary course of business, (ii) minus, to the extent included in net income, (A) gains on sales of fixed assets, and (B) extraordinary gains realized other than in the ordinary course of business, (iii) minus, to the extent included in calculating net income for such period, any Joint Venture Non-Cash Income for such period.

(h) The following sentence is hereby added to the end of the definition of “Subsidiary”: “Notwithstanding the foregoing, neither Matrix Service, Inc., Panama (formed in Panama) nor San Luis Tank S.A. de C.V. (formed in Mexico) shall be considered a Subsidiary as long as it is dormant, has no assets, conducts no operations and Borrower has no plan or intention to utilize it for any purpose.”

(i) A new definition of “Subsidiary Trigger Date” is hereby added to the Credit Agreement, which reads as follows: “Subsidiary Trigger Date” has the meaning assigned to such term in Section 5.09(e).

(j) Schedule 3.13 attached to the Second Amendment and incorporated into the Credit Agreement thereby, is hereby replaced with Schedule 3.13 attached to this Amendment.

(k) Section 3.13 is hereby replaced with the following:

SECTION 3.13. Subsidiaries. Schedule 3.13 contains an accurate list of and other information regarding all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries. Deliberately omitted from Schedule 3.13 are Matrix Service, Inc., Panama (formed in Panama) and San Luis Tank S.A. de C.V. (formed in Mexico), both of which Borrower has represented and does hereby represent to Agent and the Lenders are now dormant and neither of which (i) Borrower has any plan or intention to revive or utilize in any way or (ii) has any assets or operations whatsoever. All of the issued and outstanding shares of capital stock or other ownership interests of all Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

(l) A new Section 5.01(r) is hereby added to the Agreement, which will read as follows:

“(r) Together with the financial statements required under Sections 5.01(a) and (b), abbreviated consolidating balance sheets and income statements in detail sufficient to determine compliance with Section 5.09, including without limitation the accuracy of the calculations pertinent to Sections 5.09(c) and (d) that are included in the Compliance Certificate.”

(m) Section 5.09 is hereby replaced with the following:

SECTION 5.09 Additional Subsidiaries; Foreign Subsidiaries.

(a) Borrower shall notify Administrative Agent within ten (10) days of the time that any Person becomes a Subsidiary as a result of the creation of such Subsidiary or an Acquisition permitted by Section 6.04 or otherwise.

(b) Within twenty (20) days after the time that any Person becomes a Domestic Subsidiary as a result of the creation of such Domestic Subsidiary or an Acquisition permitted by Section 6.04 or otherwise, (i) Borrower shall cause such Subsidiary to become a Guarantor by such Domestic Subsidiary executing and delivering to Administrative Agent a counterpart of the Existing Guarantees or such other document as Administrative Agent shall deem appropriate for such purpose, (ii) if required by Administrative Agent, such Domestic Subsidiary shall execute and deliver to Administrative Agent a Security Agreement to secure the Obligations, along with such documents and instruments as may be necessary to perfect the applicable security interest(s), (iii) if required by Administrative Agent, the Person(s) owning such Subsidiary’s Equity Interests shall execute and deliver such documents and instruments as Administrative Agent shall require to pledge 100% of the Equity Interests in such Subsidiary to secure the Obligations (provided that nothing herein shall negate the effect of any Existing Security Agreement then in effect that encumbers such Equity Interests) and to perfect such pledge, and (iv) Borrower shall cause the Administrative Agent to receive documents of the types referred to in Sections 4.01(b), (c) and (d) in regard to such Domestic Subsidiary (and, if applicable, the Person pledging the Equity Interests in such Subsidiary) and favorable opinions of counsel to such Person(s) (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and shall be addressed to the Administrative Agent and the Lenders), all in form, scope and content reasonably satisfactory to Administrative Agent.

(c) If at any time the total assets of the Foreign Subsidiaries comprise 15% or more of the consolidated total assets of the Borrower and its Subsidiaries, then as to those Foreign Subsidiary(s) so designated by the Administrative Agent, any one or more of the following, as requested by the Administrative Agent, shall occur:

(i) such Foreign Subsidiary(s) shall execute and deliver to Administrative Agent a counterpart of the Existing Guarantees or such other document as Administrative Agent shall deem appropriate for such purpose,

(ii) such Foreign Subsidiary(s) shall execute and deliver to Administrative Agent a Security Agreement to secure the Obligations and such documents as may be necessary to perfect the applicable security interest(s),

(iii) the Person(s) owning Equity Interests in such Foreign Subsidiary(s) shall execute and deliver such documents and instruments as Administrative Agent shall require to pledge 100% (or such lesser amount as may be approved by the Administrative Agent) of the Equity Interests in such Foreign Subsidiary(s) to secure the Obligations (provided that nothing herein shall negate the effect of any Security Agreement then in effect that encumbers such Equity Interests) and to perfect such pledge, and

Borrower shall cause the applicable Person(s) to deliver to the Administrative Agent documents of the types referred to in Sections 4.01(b), (c) and (d) in regard to such Foreign Subsidiary(s) (and, if applicable, the Person pledging the Equity Interests in such Foreign Subsidiary(s)) and favorable opinions of counsel to such Person(s) (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and shall be addressed to the Administrative Agent and the Lenders), all in form, scope and content reasonably satisfactory to Administrative Agent.

(d) If for any rolling four quarters period the Foreign Subsidiary EBITDA is greater than or equal to 15% of the Consolidated EBITDA for the same period, then either (i) for purposes of calculating the Fixed Charge Coverage Ratio and Senior Leverage Ratio for such period, Consolidated EBITDA shall mean Consolidated EBITDA less an amount equal to the amount by which Foreign Subsidiary EBITDA exceeds 15% of the Consolidated EBITDA for such period or (ii) at the Borrower’s election, such election to be made and communicated in writing to the Administrative Agent in the Compliance Certificate for the applicable reporting period in question, such occurrence shall be treated the same as if the total assets of the Foreign Subsidiaries comprise 15% or more of the consolidated total assets of the Borrower and its Subsidiaries, as described in Section 5.09(c) above.

(e) If and to the extent that any documents and instruments are required to be delivered pursuant to Section 5.09(c) or (d), Borrower shall deliver such documents and instruments to the Administrative Agent within 45 days after the Subsidiary Trigger Date. “Subsidiary Trigger Date” means the date Borrower delivers to the Administrative Agent and the Lenders pursuant to Section 5.01(a) or (b) financial statements (and accompanying Compliance Certificate) that demonstrate that the applicable threshold set forth in Section 5.09(c) or (d) has been met.

(n) The Compliance Certificate attached as Exhibit C to the Credit Agreement is hereby replaced with Exhibit C attached to this Amendment.

3. Waivers.

(a) More than thirty (30) days prior to the date of this Amendment Borrower formed a new Subsidiary, Matrix Service Costa Rica, SRL, a Costa Rican Sociedad de Responsabilidad Limitada (the “New Cost Rica Subsidiary”) and the Borrower has not provided or caused to be provided to the Administrative Agent the documents contemplated by Section 5.09 of the Credit Agreement in regard to the New Costa Rica Subsidiary (as in effect prior to this Amendment). Borrower has requested that the Lenders grant a waiver of such Default, and the Lenders have agreed. Accordingly, Lenders hereby waive the provisions of Section 5.09 of the Credit Agreement as they apply to the New Costa Rica Subsidiary. This waiver shall be limited precisely as provided for herein (including without limitation any time periods specified) and such waiver shall not be deemed to be a waiver of, amendment to, consent to or modification of (i) any other term or provision of the Credit Agreement or any of the other Loan Documents or (ii) any other event, condition, or transaction on the part of the Borrower or any other Person which would require the consent of the Administrative Agent or any of the Lenders.

(b) More than thirty (30) days prior to the date of this Amendment Borrower formed a new Subsidiary, Matrix International Holding, LLC, a Delaware limited liability company (the “New Domestic Subsidiary”) and the Borrower has not provided or caused to be provided to the Administrative Agent the documents contemplated by Section 5.09 of the Credit Agreement in regard to the New Domestic Subsidiary (as in effect prior to this Amendment). Borrower has requested that the Lenders grant a waiver of such Default, and the

Lenders have agreed. Accordingly, Lenders hereby waive the provisions of Section 5.09 of the Credit Agreement as they apply to the New Domestic Subsidiary provided that the conditions set forth in Section 6 of this Amendment are satisfied. This waiver shall be limited precisely as provided for herein (including without limitation any time periods specified) and such waiver shall not be deemed to be a waiver of, amendment to, consent to or modification of (i) any other term or provision of the Credit Agreement or any of the other Loan Documents or (ii) any other event, condition, or transaction on the part of the Borrower or any other Person which would require the consent of the Administrative Agent or any of the Lenders.

4. I&S, Inc. and Matrix Service Specialized Transport, Inc. Borrower has notified Administrative Agent that it intends to cause I & S, Inc., a Pennsylvania corporation (“I&S”), and Matrix Service Specialized Transport, Inc., a Pennsylvania corporation (“Matrix Transport”), to cease to exist through a dissolution, merger into another Person, or otherwise (each an “Event”). Administrative Agent and Lenders hereby consent to each Event subject to the following conditions:

(a) such Event occurs on or before the date ninety (90) days after the Amendment Effective Date;

(b) such Event occurs at a time when no Default or Event of Default then exists; and

(c) as a part of or in conjunction with any such Event that occurs, the assets of I&S or Matrix Transport, as the case may be, are transferred to or become the property of a Subsidiary that

(i) is then party to a Subsidiary Guaranty and

(ii) whose assets, including those assets of I&S or Matrix Transport, as the case may be, transferred to or that otherwise become property of such Subsidiary as part of or in conjunction with such Event, are subject to a perfected, first priority lien and security interest in favor of Administrative Agent, for the benefit of the Lenders, securing the Obligations.

5. Effect of this Amendment. This Amendment shall not be deemed to be a waiver of, amendment to, consent to or modification of any term or provision of the Credit Agreement or of any term or provision of any of the other Loan Documents, except as specifically set forth herein, and this Amendment shall not be deemed to be a waiver of, amendment to, or consent to or modification of any event, condition, or transaction on the part of the Borrower or any other Person except as specifically set forth herein.

6. Conditions. This Amendment shall be effective as of the Amendment Effective Date, provided the following conditions precedent are satisfied:

(a) Administrative Agent’s receipt of the following, each of which shall be originals or facsimile or portable document format (PDF) copies (followed promptly by originals) unless otherwise specified, each properly executed, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Administrative Agent and its legal counsel:

(i) executed counterparts of this Amendment and all other documents and instruments requested by Administrative Agent, sufficient in number for distribution to each Lender and Borrower;

(ii) a corporate certificate with resolutions in the form required by Administrative Agent;

(iii) such other certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of each Credit Party as Lender may require evidencing the identity, authority and capacity of each officer thereof authorized to act as an Authorized Officer in connection with this Amendment and the other Loan Documents to which such Credit Party is a party;

(iv) fully executed originals of the Ratification of Security Agreements and Release, and Ratification of and Amendment to Subsidiary Guaranty, in the forms set forth on Schedules “1-A” and “1-B”, respectively, attached hereto, for each party thereto (collectively the “Ratifications”);

(v) fully-executed originals of the documents, instruments and agreements described in Section 5.09(b) of the Agreement (as amended by this Amendment), as to the New Domestic Subsidiary; and

(vi) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Conner & Winters, LLP, counsel for the Borrower and the Subsidiaries, substantially in the form of Annex 1 attached to this Amendment, and the Borrower hereby requests such counsel to deliver such opinion;

(b) Administrative Agent’s receipt of such other assurances, certificates, documents, and consents as Administrative Agent reasonably may require;

(c) the Borrower shall have paid all fees required by the fee letters; and

(d) unless waived by Administrative Agent, Borrower shall have paid all fees, expenses and disbursements of any law firm or other external counsel for Administrative Agent to the extent invoiced prior to the date hereof, plus such additional amounts of such fees, expenses and disbursements as shall constitute its reasonable estimate thereof incurred or to be incurred by it through the closing proceedings as to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Administrative Agent).

7. Acknowledgment and Ratification; Representations and Warranties. The Borrower acknowledges and agrees that the Credit Agreement shall remain in full force and effect as amended hereby. Borrower represents and warrants to the Lenders that as of the date of execution of this Amendment and as of the Amendment Effective Date:

(a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, in which case they are true and correct as of such earlier date, and for purposes of this Amendment the representations and warranties contained in subsection (a) of Section 3.04 shall be deemed to refer to the most recent financial statements furnished by the Borrower pursuant to clauses (a) and (b) of Section 5.01;

(b) no Default or Event of Default exists;

(c) neither the Borrower nor any of the Guarantors owns or has any interest in any “commercial tort claim” (as that term is defined in 12A Okla. Stat. § 1-9-102(a)(13) as of the Amendment Effective Date) that has not been specifically described in a Security Agreement as part of the collateral thereunder;

(d) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not and will not contravene the terms of any of the Borrower’s organizational documents, any law or any indenture, loan or credit agreement, or any other material agreement or instrument to which the Borrower is a party or by which it is bound or to which it or its properties are subject;

(e) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability thereof, other than routine informational filings with the SEC and/or other Governmental Authorities;

(f) this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, and the Ratifications constitute the legal, valid and binding obligations of the Guarantors party thereto, enforceable against such Guarantors in accordance with their terms, in all cases except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity); and

(g) Schedule 3.13 attached hereto is an accurate list of and other information regarding the Borrower and all Subsidiaries of the Borrower as of the date of this Amendment, setting forth their respective jurisdictions of organization and the percentage of the respective capital stock or other ownership interests of the Subsidiaries owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other Equity Interests in such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

8. Defaults Unaffected. Except as may be expressly set forth herein, nothing contained in this Amendment shall prejudice, act as, or be deemed to be a waiver of any Default or Event of Default or any right or remedy available to Administrative Agent or any Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a Default or Event of Default.

9. Governing Law; Miscellaneous. This Amendment shall be governed by the internal laws of the State of Oklahoma. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (d) this Amendment shall be effective when it has been executed by the parties hereto and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MATRIX SERVICE COMPANY, a Delaware corporation

By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah, Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Lender and Issuing Bank

By:	/s/ Jennifer Kalvaitis
Jennifer Kalvaitis, Vice President

WELLS FARGO & CO. successor by merger to Wachovia Bank, National Association

By:	/s/ Laura Christofferson
Laura Christofferson, Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Dan Cox
Dan Cox, Vice President

BANK OF AMERICA, N.A., successor by merger to LaSalle Bank National Association

By:	/s/ Tony N. Shinn
, Vice President

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ John Armstrong

Exhibit “C”

COMPLIANCE CERTIFICATE

To:	The Lenders parties to the

Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 30, 2006 (as amended, modified, renewed or extended from time to time, the “Agreement”) among Matrix Service Company, a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders and as Issuing Bank. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected chief financial officer of the Borrower;

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below;

4. Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct;

5. Schedule II attached hereto sets forth the determination of the interest rates and other rates listed therein; and

6. Schedule III attached hereto sets forth the various reports and deliveries which are required at this time under the Agreement and the other Loan Documents and the status of compliance.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

The foregoing certifications, together with the computations set forth in Schedules I, II and III hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this___ day of _____________, _________.

Chief Financial Officer, MATRIX SERVICE COMPANY

SCHEDULE I TO COMPLIANCE CERTIFICATE

Compliance as of             ,              with certain

Provisions of the Agreement

All Calculations Below as of

                    , 20      Except

As Provided Otherwise Below

1. Detailed Calculation of Consolidated EBITDA for Fiscal Year to Date

2. Detailed Calculation of Foreign Subsidiary EBITDA for Fiscal Year to Date

3. Detailed Calculation of Consolidated EBITDA for Previous Four Fiscal Quarters

4. Detailed Calculation of Foreign Subsidiary EBITDA for Previous Four Fiscal Quarters

5. Detailed Calculation of Consolidated EBITDA for the most recently ended calendar quarter

6. Detailed Calculation of Foreign Subsidiary EBITDA for the most recently ended calendar quarter

7. Consolidated Total Assets of Borrower and its Subsidiaries: $

Total Assets of Foreign Subsidiaries: $

Ratio of Total Assets of Foreign Subsidiaries to Consolidated Total Assets:             %

8. Foreign Subsidiary EBITDA for Previous Four Fiscal Quarters: $

Consolidated EBITDA for Previous Four Fiscal Quarters: $

Ratio of Foreign Subsidiary EBITDA to Consolidated EBITDA:             %

If equal to or greater than 15%, advise of election:

☐	Consolidated EBITDA to be calculated by deducting an amount equal to Foreign Subsidiary EBITDA for purposes of Fixed Charge Coverage Ratio and Senior Leverage Ratio

☐	Applicable Persons to Provide Documents and Instruments, Etc. Required Under Sections 5.09(c) and (d)

9. Detailed Calculation of Senior Leverage Ratio

10. Detailed Calculation of Fixed Charge Coverage Ratio

11. Consolidated Tangible Net Worth Required

Consolidated Tangible Net Worth – Starting Point:	$110,000,000.00

PLUS all Net Cash Proceeds of issuances of Equity Interests (including common stock,preferred stock, warrants orother equity (except exercise of options))after 11/30/08

PLUS 50% of positive Consolidated Net Incomeafter 11/30/08

Total

12. Calculation of Asset Coverage Ratio

Consolidated Eligible Assets:

Accounts:

Less: Accounts unpaid more than 90 days past date of invoice	(___________________	)

Inventory

Net PP&E

Total Consolidated Eligible Assets

Funded Bank Debt:

Asset Coverage Ratio (Consolidated Eligible Assets/ Funded Bank Debt)

Schedule II to Compliance Certificate

Interest and Other Rates

APPLICABLE RATE
Actual Results: Senior Leverage Ratio: For Fiscal Quarter Ending
Mark As Applicable with “X”	Senior Leverage Ratio	Eurodollar Spread (bps)	ABR Spread (bps)
	≥ 2.00 to 1.00	275	175
	< 2.00 to 1.00, but ≥ 1.50 to 1.00	250	150
	< 1.50 to 1.00, but ≥ 1.00 to 1.00	225	125
	< 1.00 to 1.00	200	100

Unused Revolving Credit Facility Fee
Actual Results: Senior Leverage Ratio: For Fiscal Quarter Ending
Mark as Applicable with “X”	Senior Leverage Ratio	Unused Revolving Credit Facility Fee (bps)
	≥ 2.00 to 1.00	50
	< 2.00 to 1.00, but ≥ 1.50 to 1.00	50
	< 1.50 to 1.00, but ≥ 1.00 to 1.00	40
	< 1.00 to 1.00	35

Schedule III to Compliance Certificate

List of Reports and Deliveries Due at this Time

and Status

Report or Delivery Due	Status

Exhibit D

List of Existing Guarantees

March 7, 2003 Subsidiary Guaranty:

Matrix Service Inc.

Matrix Service Industrial Contractors, Inc, (f/k/a Matrix Service Mid-Continent, Inc.)

Matrix Service Inc., an Ontario Canada corporation, a/k/a Matrix Service Inc. Canada

Hake Acquisition Corp. (no longer in existence)

Hake Group, Inc. (no longer in existence)

Bogan, Inc. (including Fiberspec, a division) (no longer in existence)

Matrix Service Specialized Transport, Inc., f/k/a Frank W. Hake, Inc.

Hover Systems, Inc. (no longer in existence)

I & S, Inc.

McBish Management, Inc. (no longer in existence)

Mechanical Construction, Incorporated, a/k/a Mechanical Construction, Inc. (no longer in existence)

Mid-Atlantic Constructors, Inc. (no longer in existence)

Talbot Realty, Inc. (no longer in existence)

Bish Investments, Inc. (no longer in existence)

I & S Joint Venture, L.L.C. (no longer in existence)

August 10, 2005 Subsidiary Guaranty:

Matrix Service Industrial Contractors Canada, Inc.

Matrix Service Industrial Contractors ULC

February 11, 2009 Subsidiary Guaranty:

Matrix Service ULC, an Alberta unlimited liability corporation

S.M. Electric Company, Inc., a New Jersey corporation

September 24, 2010 Subsidiary Guaranty:

Matrix Service International, LLC, a Delaware limited liability company

Exhibit E

List of Existing Security Agreements

March 7, 2003 Pledge and Security Agreements executed and delivered by the following parties:

Matrix Service Company

Matrix Service Inc.

Matrix Service Inc., an Ontario Canada corporation, a/k/a Matrix Service Inc. Canada

Matrix Service Industrial Contractors, Inc, (f/k/a Matrix Service Mid-Continent, Inc.)

Hake Acquisition Corp. (no longer in existence)

Bish Investments, Inc. (no longer in existence)

Bogan, Inc. (including Fiberspec, a division) (no longer in existence)

Hake Group, Inc. (no longer in existence)

Frank W. Hake, Inc. (n/k/a Matrix Service Specialized Transport, Inc.) (no longer in existence)

Hover Systems, Inc. (no longer in existence)

I & S, Inc.

I & S Joint Venture, L.L.C. (no longer in existence)

McBish Management, Inc. (no longer in existence)

Mechanical Construction, Incorporated,

a/k/a Mechanical Construction, Inc. (no longer in existence)

Mid-Atlantic Constructors, Inc. (no longer in existence)

Talbot Realty, Inc. (no longer in existence)

August 10, 2005 Pledge and Security Agreements:

Matrix Service Industrial Contractors Canada, Inc.

Matrix Service Industrial Contractors ULC

August 10, 2005 Amended and Restated Pledge and Security Agreement:

Matrix Service Inc., an Ontario Canada corporation

February 11, 2009 Pledge and Security Agreements:

Matrix Service ULC, an Alberta unlimited liability corporation

S.M. Electric Company, Inc., a New Jersey corporation

September 24, 2010 Pledge and Security Agreement:

Matrix Service International, LLC, a Delaware limited liability company

Schedule “1-A”

(Ratification of Security Agreements and Release)

RATIFICATION OF

SECURITY AGREEMENTS AND RELEASE

Reference is made to that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2011 (the “Agreement”), among Matrix Service Company, a Delaware corporation (the “Borrower”), the Lenders signatory thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as a Lender, Issuing Bank and as Administrative Agent thereunder (“Agent”).

1. Terms used herein shall have the meanings ascribed to them in that certain Second Amended and Restated Credit Agreement dated as of November 30, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated July 6, 2007, by that certain Second Amendment to Second Amended and Restated Credit Agreement dated February 11, 2009, by that certain Third Amendment to Second Amended and Restated Credit Agreement dated September 24, 2010, and by the Agreement (as so amended, the “Credit Agreement”), unless otherwise defined herein.

2. Exhibit “E” of the Security Agreement by Borrower in favor of Agent is hereby replaced with Exhibit “E” attached hereto and made a part hereof. Borrower has granted (pursuant to the Security Agreement) and does hereby grant to Agent, in accordance with and under the terms set forth in the Security Agreement to which Borrower is a party, a first priority lien and security interest in and to, and a pledge of, the Investment Property and other assets described on Exhibit “E”.

3. As inducement for and in consideration of the Administrative Agent and Lenders executing the Agreement, each of the undersigned Borrower and Subsidiaries hereby ratifies and confirms the Security Agreement to which it is a party in all respects and agrees that, notwithstanding the Agreement, each such Security Agreement remains in full force and effect, and agrees that the term “Credit Agreement” as used in its Security Agreement shall hereafter mean the Credit Agreement described above.

4. Borrower and each Subsidiary signatory hereto, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively the “Releasing Parties”), hereby releases and forever discharges Administrative Agent, Issuing Bank and each Lender and their respective successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly, out of the Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Borrower and each Subsidiary signatory hereto understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

5. Borrower and each Subsidiary hereby confirms, reaffirms and restates that (a) the representations and warranties made by it in the Security Agreement to which it is a party are true and correct on and as of the date hereof (except to the extent such representations and warranties relate solely to a specific earlier date) and (b) no Default, as defined in such Security Agreement, has occurred and is continuing on the date hereof, except as has been specifically waived.

6. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this agreement by signing any such counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Borrower hereby executes this Ratification of Security Agreements and Release as of March 31, 2011.

MATRIX SERVICE COMPANY, a Delaware corporation

By:	/s/ Kevin S. Cavanah
Kevin S. Cavanah, Chief Financial Officer

[SIGNATURE PAGE TO RATIFICATION OF SECURITY AGREEMENTS]

IN WITNESS WHEREOF, each of the Subsidiaries has caused this Ratification of Security Agreements and Release to be duly executed by its authorized officer as of March 31, 2011.

MATRIX SERVICE INC., an Oklahoma corporation; MATRIX SERVICE INC., an Ontario, Canada corporation; MATRIX SERVICE ULC, an Alberta unlimited liability corporation

By:	/s/ Jason Turner
Jason Turner, Vice President and Treasurer

[SIGNATURE PAGE TO RATIFICATION OF SECURITY AGREEMENTS]

MATRIX SERVICE INDUSTRIAL CONTRACTORS, INC. (formerly known as MATRIX SERVICE MID-CONTINENT, INC.), an Oklahoma corporation; MATRIX SERVICE SPECIALIZED TRANSPORT, INC. (formerly known as FRANK W. HAKE, INC.), a Pennsylvania corporation; I & S, INC., a Pennsylvania corporation; MATRIX SERVICE INDUSTRIAL CONTRACTORS CANADA, INC., a Delaware corporation; MATRIX SERVICE INDUSTRIAL CONTRACTORS ULC, a Nova Scotia unlimited company, S.M. ELECTRIC COMPANY, INC., a New Jersey corporation

By:	/s/ Jason Turner
Jason Turner, Vice President and Treasurer

[SIGNATURE PAGE TO RATIFICATION OF SECURITY AGREEMENTS]

MATRIX SERVICE INTERNATIONAL, LLC, a Delaware limited liability company

By:	/s/ Jason Turner
Jason Turner, Vice President and Treasurer

[SIGNATURE PAGE TO RATIFICATION OF SECURITY AGREEMENTS]

The foregoing agreed to and accepted by Administrative Agent as of March 31, 2011.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Jennifer Kalvaitis
Jennifer Kalvaitis, Vice President

Exhibit “E”

Subsidiaries (List of All Subsidiaries, with Jurisdictions of Organization, and

Ownership Percentages Held by Borrower) of Borrower

(Note: Does Not Include Subsidiaries of Other Entities)

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Industrial Contractors, Inc.	500 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% -500 shares of common stock	10701 East Ute Street Tulsa, OK 74146	Y

Matrix Service Inc.	5,000 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% - 500 shares of common stock	10701 East Ute Street Tulsa, OK 74146	Y

Matrix Service, Inc., Panama ***		Panama	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	10701 East Ute Street Tulsa, OK 74146	N

San Luis Tank S.A. de C.V. ***		Mexico	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	10701 East Ute Street Tulsa, OK 74146	N

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service International, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Matrix International Holding, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

***	Not currently considered to be a Subsidiary for purposes of the Credit Agreement - see the revised definition of “Subsidiary”.

Schedule “1-B”

(Ratification of and Amendment to Subsidiary Guaranty)

RATIFICATION OF AND AMENDMENT TO SUBSIDIARY GUARANTY

Reference is made to that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2011 (the “Agreement”), among Matrix Service Company, a Delaware corporation (the “Borrower”), the Lenders signatory thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as a Lender, Issuing Bank and as Administrative Agent thereunder (“Agent”).

1. Terms used herein shall have the meanings ascribed to them in that certain Second Amended and Restated Credit Agreement dated as of November 30, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated July 6, 2007, as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated February 11, 2009, as amended by that certain Third Amendment to Second Amended and Restated Credit Agreement dated September 24, 2010, and as amended by the Agreement (as so amended, the “Credit Agreement”), unless otherwise defined herein.

2. As inducement for and in consideration of the Lenders and Agent executing the Agreement,

(i) each of the undersigned Guarantors ratifies and confirms its existing Guarantee (each an “Existing Guarantee”) in all respects and agrees that, notwithstanding the Agreement or any of the documents and agreements executed in connection therewith, such Existing Guarantee remains in full force and effect;

(ii) each of the undersigned Guarantors confirms and agrees that its Existing Guarantee shall extend to and include a guaranty of all Obligations; and

(iii) each of the undersigned Guarantors waives any and all defenses, claims or offsets, including but not limited to any suretyship defenses, that might arise from any term or provision of the Agreement or any of the documents and agreements executed in conjunction with the Agreement or that otherwise may exist.

3. Each Guarantor hereby confirms, reaffirms and restates that (a) the representations and warranties made by it in its Existing Guarantee are true and correct on and as of the date hereof (except to the extent such representations and warranties relate solely to a specific earlier date) and (b) no default of such Existing Guarantee has occurred and is continuing on the date hereof.

4. This Ratification may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Ratification by signing any such counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Ratification of Subsidiary Guaranty to be duly executed by its authorized officer as of March 31, 2011.

MATRIX SERVICE INC., an Oklahoma corporation; MATRIX SERVICE INC., an Ontario, Canada corporation; MATRIX SERVICE ULC, an Alberta unlimited liability corporation

By:	/s/ Jason Turner
Jason Turner, Vice President and Treasurer

[SIGNATURE PAGE TO RATIFICATION OF SUBSIDIARY GUARANTY]

MATRIX SERVICE INDUSTRIAL CONTRACTORS, INC. (formerly known as MATRIX SERVICE MID-CONTINENT, INC.), an Oklahoma corporation; MATRIX SERVICE SPECIALIZED TRANSPORT, INC. (formerly known as FRANK W. HAKE, INC.), a Pennsylvania corporation; I & S, INC., a Pennsylvania corporation; MATRIX SERVICE INDUSTRIAL CONTRACTORS CANADA, INC., a Delaware corporation; MATRIX SERVICE INDUSTRIAL CONTRACTORS ULC, a Nova Scotia unlimited company, S.M. ELECTRIC COMPANY, INC., a New Jersey corporation

By:	/s/ Jason Turner
Jason Turner, Vice President and Treasurer

[SIGNATURE PAGE TO RATIFICATION OF SUBSIDIARY GUARANTY]

MATRIX SERVICE INTERNATIONAL, LLC, a Delaware limited liability company

By:	/s/ Jason Turner
Jason Turner, Vice President and Treasurer

[SIGNATURE PAGE TO RATIFICATION OF SUBSIDIARY GUARANTY]

The foregoing agreed to and accepted by Agent as of March 31, 2011.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Jennifer Kalvaitis
Jennifer Kalvaitis, Vice President

Annex 1

OPINION OF COUNSEL FOR THE BORROWER

4000 One Williams Center

Tulsa, Oklahoma 74172

918.586.5711 Phone

918.586.8982 Fax

www.cwlaw.com

March 31, 2011

The Administrative Agent, the Issuing Bank and the Lenders who

are parties to the Credit Agreement described below

Ladies and Gentlemen:

We have acted as counsel to Matrix Service Company, a Delaware corporation (the “Borrower”), and its Subsidiaries as follows:

Matrix Service Inc. – an Oklahoma corporation

Matrix Service Industrial Contractors, Inc. – an Oklahoma corporation

Matrix Service Specialized Transport Inc. – a Pennsylvania corporation

I & S, Inc. – a Pennsylvania corporation

Matrix Service Industrial Contractors Canada, Inc., a Delaware corporation

Matrix Service Inc. – an Ontario, Canada corporation

Matrix Service Industrial Contractors ULC – a Nova Scotia, Canada unlimited liability corporation

Matrix Service ULC – an Alberta, Canada unlimited liability corporation

S.M. Electric Company, Inc. – a New Jersey corporation

Matrix Service International, LLC – a Delaware limited liability company

Matrix International Holding, LLC – a Delaware limited liability company

(collectively with the Borrower, the “Clients”), in connection with (i) the Borrower’s execution and delivery of that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2011, among the Borrower, the Lenders named therein, and JPMorgan Chase Bank, N.A., as a Lender, Issuing Bank and as Administrative Agent (the “Administrative Agent”) for the Lenders (the “Fourth Amendment”), which amends that certain Second Amended and Restated Credit Agreement dated as of November 30, 2006, as previously amended (as so amended and as further amended by the Fourth Amendment, the “Credit Agreement”) and (ii) the execution by certain of the other Clients of certain other documents, all the documents referenced herein listed as follows (collectively, the “Documents”):

(a) the Fourth Amendment;

(b) Subsidiary Guaranty by Matrix International Holding, LLC, a Delaware limited liability company (“MIH”), of even date with the Fourth Amendment;

(c) Pledge and Security Agreement by MIH of even date with the Fourth Amendment;

(d) Ratification of Security Agreements and Release entered into by each of the Clients other than MIH and the Borrower of even date with the Fourth Amendment; and

(e) Ratification of and Amendment to Subsidiary Guaranty entered into by each of the Clients other than MIH and the Borrower of even date with the Fourth Amendment.

In addition to our review of the Documents, we have also examined and relied upon originals or copies of organizational documents and other records of the Clients as well as such certificates of public officials and officers of the Clients and such other documents and matters as we have deemed necessary or appropriate for purposes of this opinion.

All terms capitalized in this opinion letter without definition have the same meanings as in the Credit Agreement.

In rendering this opinion, we have assumed the following to be true and have conducted no investigation to confirm such assumptions or to determine to the contrary:

A. (i) The authenticity of all documents, instruments and certificates submitted to us as originals, (ii) the conformity with the original documents of all documents, instruments and certificates submitted to us as certified, conformed, photostatic or electronic copies, and (iii) the authenticity of the originals from which all such copies were made.

B. All parties to the Documents (other than the Clients) have full power and authority to execute, deliver and perform their respective obligations under the Documents and under the documents required or permitted to be delivered and performed thereunder, and all such documents have been duly authorized by all necessary action by such parties, have been fully executed by such parties, have been duly delivered by such parties and are or will be valid, binding and enforceable obligations of such parties.

C. All signatures on the Documents (other than those on behalf of the Clients) are genuine.

D. The conduct of the parties to the Documents has and will comply with any requirement of good faith, fair dealing, conscionability and commercial reasonableness.

E. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence in connection with the Documents.

F. Each party to each of the Documents (other than the Clients) is in good standing under the laws of the jurisdiction in which it is incorporated or organized.

G. The execution, delivery and performance by each party (other than the Clients) of the Documents does not breach, conflict with or constitute a violation of (i) the certificate of incorporation, bylaws or any other charter or organizational document of such party, or (ii) the laws or governmental rules and regulations of any jurisdiction, or (iii) any agreement, instrument or document to which any such party is a party or by which any such party or any of its properties is bound or (iv) any order, judgment or decree to which any such party is subject or by which any of its properties is bound.

In rendering this opinion, we have relied as to matters of fact, to the extent we deem such reliance appropriate, without investigation, upon certificates of public officials and upon affidavits, certificates and written statements of officers and employees of the Borrower and Subsidiaries, including the various factual representations of the Clients set forth in the Documents and the Secretary’s Certificate delivered to the Administrative Agent on behalf of the Clients of even date herewith.

Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

l. Each of the Clients (other than Matrix Service Inc., an Ontario, Canada corporation, Matrix Service Industrial Contractors ULC, a Nova Scotia, Canada unlimited liability corporation, and Matrix Service ULC, an Alberta, Canada unlimited liability corporation, as to which no opinion is expressed in this paragraph 1) is a corporation or limited liability company duly and properly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite corporate or limited liability company authority to conduct its business in each jurisdiction in which its business is conducted; and each of the Clients is qualified to do business and is in good standing in each other jurisdiction where the nature of the business conducted by it makes such qualification necessary or appropriate, except where the failure to be so qualified would not have a Material Adverse Effect.

2. The execution and delivery by the Clients of the Documents to which they, or any of them, is a party, and the performance by such Client or Clients, as the case may be, of their respective obligations thereunder, have been duly authorized by proper proceedings on the part of the respective Clients and do not and will not:

(a) require any consent of any of the Clients’ shareholders or members (other than any such consent as has already been given and remains in full force and effect);

(b) violate (i) any United States or Oklahoma law, rule, or regulation, which, in our experience, would normally apply to transactions of the type contemplated by the Documents, (ii) any order, writ, judgment, injunction, decree or award of which we have knowledge that is applicable to or binding upon any of the Clients, (iii) any Clients’ articles or certificate of incorporation or organization, by-laws or other organizational documents, as the case may be, or (iv) the provisions of any indenture, instrument or agreement that has either been listed as an exhibit to any periodic report filed by the Borrower since January 1, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act Documents”), or is otherwise known to us, to which any of the Clients is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder; or

(c) result in, or require, the creation or imposition of any Lien in, of or on any of the property of any Client pursuant to the terms of any indenture, instrument or agreement binding upon any of the Clients that has been filed as an exhibit to any of the Exchange Act Documents or that is otherwise known to us.

3. The Documents to which any of the Clients is a party have been duly executed and delivered by the Clients identified therein as party thereto and constitute legal, valid and binding obligations of the Clients party thereto, enforceable against such Clients in accordance with their terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

4. Except as described in Schedule 3.06 to the Credit Agreement, to our knowledge, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or threatened against any of the Clients which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

5. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by any Client, is required to be obtained by any Client in connection with the execution and delivery of the Documents, the borrowings under the Credit Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents.

This opinion is subject to the following qualifications and limitations:

(i) The provisions contained in the Documents that permit any person to take action or make determinations, or to benefit from indemnities or similar undertakings, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by such person that may give rise to a request for payment under such an indemnity or similar undertaking be taken or not taken, on a reasonable basis and in good faith.

(ii) Under certain circumstances the requirements that the provisions of the Documents may be modified or waived only in writing or only in a specific instance may be unenforceable to the extent that an oral agreement has been effected or a course of dealing has occurred modifying such provisions.

(iii) A court may modify or limit contractual awards of attorneys’ fees.

(iv) We express no opinion with regard to the effect of any (a) federal or state securities and “blue sky” laws and regulations, (b) federal or state antitrust and unfair competition laws and regulations, (c) federal or state pension and employee benefit laws and regulations, (d) federal or state environmental, subdivision, zoning, health, safety or land use laws and regulations, (e) federal or state racketeering laws and regulations and banking laws and regulations, and (f) administrative decisions, and rules and regulations of county and municipal political subdivisions.

(v) With respect to our opinion in paragraph 3 above, we express no opinion as to the enforceability of any Documents that purport to be governed by the laws of any jurisdiction other than the State of Oklahoma or that purport to (a) limit or expand remedies beyond those recognized in Oklahoma; (b) give the right of specific performance; (c) alter rules of civil procedure or evidence; (d) waive defenses or rights; (e) create and govern a trustee or creditor in possession status; (f) create indemnities or exculpate a party from liability for its own wrongful or negligent acts; (g) authorize the secured party to take discretionary independent action for the account of or as an agent or attorney-in-fact for the debtor; (h) limit or expand the rights of set-off; (i) guarantee the performance of acts other than payment of money; (j) limit jurisdiction of the courts, establish any exclusive venue, purport to waive jury trial, or establish evidentiary standards; or (k) provide for the appointment of a receiver without notice. The invalidity or unenforceability of such provisions should not, in our opinion, substantially interfere with the practical realization of the benefits of the Documents.

(vi) We express no opinion with respect to matters of perfection or priority of liens and security interests in any property of the Borrower and its Subsidiaries.

(vii) With respect to our opinion in paragraph 5, we express no opinion regarding any filings the Lenders would be required to make subsequent to foreclosure in connection with the ownership and operation of the Clients’ assets.

We have not relied upon, nor do we undertake for the purpose of this opinion the responsibility to review, the records of any court or administrative or governmental body to determine the existence of any judicial or administrative proceeding, order, decree, writ or judgment. As to all matters where we refer to “our knowledge” of the existence of any facts, situations or instruments, such knowledge means that after considering the actual knowledge of those attorneys in our firm who have given substantive attention to the Borrower’s affairs, we find no reason to believe that the opinions expressed above are factually incorrect.

We are members of the bar of the State of Oklahoma. Our opinions expressed above are limited to the laws of the State of Oklahoma, the corporate laws of the State of Delaware, the corporate laws of the Commonwealth of Pennsylvania, the corporate laws of the State of New Jersey, and the federal laws of the United States of America, and we do not express any opinion herein concerning the laws of any other jurisdiction. To the extent the opinions expressed in paragraphs 2 and 3 above are governed by the laws of a province of Canada, we have assumed that the applicable law in those jurisdictions is the same as the applicable law in the State of Oklahoma in all relevant respects.

The effective date of this opinion is the date first set forth above, and we do not undertake to advise you of any matter brought to our attention thereafter which would or may modify, in whole or in part, any or all of the foregoing. This opinion is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated.

This opinion is rendered to the Administrative Agent, the Issuing Bank, the Lenders who are parties to the Credit Agreement and their respective permitted participants and assigns under the Credit Agreement, is for their sole benefit and may only be relied upon by them. At your request, we hereby consent to reliance hereon by any future permitted participant, successor or assignee under the Credit Agreement on the condition and with the understanding that (i) this opinion speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to any person other than those named in the preceding sentence, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future participant, successor or assignee must be actual and reasonable under the circumstances existing at the time of the applicable participation, assignment or transfer, including any changes in law, facts or any other developments known to or reasonably knowable by the participant, assignee or transferee at such time.

This opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with or delivered or communicated to any government agency (other than any government agency with regulatory authority as to any of the Lenders or as may otherwise be required by law) or any other person, without our prior written consent.

Very truly yours,

CONNER & WINTERS, LLP

Schedule 3.13

Subsidiaries (List of All Subsidiaries, with Jurisdictions of Organization,

Ownership Percentages Held by Borrower or other Subsidiaries)

Parent Company: Matrix Service Company, a Delaware corporation (Borrower) - Total Authorized Capital: 65,000,000 total shares . Classes: 60,000,000 shares of common stock at $0.01 par value and 5,000,000 shares of preferred stock at $0.01 par value

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Industrial Contractors, Inc.	500 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% 500 shares of common stock	10701 East Ute Street Tulsa, OK 74146	Y

Matrix Service Inc.	5,000 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% 500 shares of common stock	10701 East Ute Street Tulsa, OK 74146	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Inc.	Unlimited common and preferred stock	Ontario, Canada	Matrix Service Inc. (OK)	100% 500 shares of common stock	473 Scott Road Sarnia, Ontario N7T 7W1	Y

Matrix Service, Inc., Panama ***		Panama	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	10701 East Ute Street Tulsa, OK 74146	N

San Luis Tank S.A. de C.V. ***		Mexico	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	10701 East Ute Street Tulsa, OK 74146	N

Matrix Service Industrial Contractors Canada, Inc.	50,000 shares of common stock @ $0.01 par value	Delaware	Matrix Service Industrial Contractors, Inc.	100% 1,000 shares of common stock	1500 Chester Pike Eddystone, PA 19022	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Industrial Contractors ULC	100,000 shares of common stock @ no par value	Nova Scotia, Canada	Matrix Service Industrial Contractors Canada, Inc.	100% 100 shares of Common Stock	459 Grandview Ave. Saint John, NB E2J 4M8	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Specialized Transport, Inc.

62,000 Shares

1,000 shares of Class A common @ $1.00 par value

1,000 shares of Class B common @ $1.00 par value

30,000 shares of Class A Preferred @ $1.00 par value

30,000 shares of Class B Preferred @ $1.00 par value

		Pennsylvania	Matrix Service Industrial Contractors, Inc.	100% 100 shares of Class A Common Stock 100% 400 shares of Class B Common Stock 100% 17,500 shares of Class A Preferred Stock	1500 Chester Pike Eddystone, PA 19022	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
I & S, Inc.	1,000 shares of common stock @ no par value	Pennsylvania	Matrix Service Industrial Contractors, Inc.	100% 100 shares of Common Stock	1500 Chester Pike Eddystone, PA 19022	Y

Matrix Service ULC	Unlimited common and preferred stock	Alberta, Canada	Matrix Service Inc. (OK)	100% 100 shares of Common Stock	7067 39th Street Leduc, AB T9E 0B3	Y

S.M. Electric Company, Inc.	1,000 shares of common stock without par value	New Jersey	Matrix Service Industrial Contractors, Inc.	100% - 96 shares of Common Stock	601 New Brunswick Avenue Rahway, New Jersey 07065-1144	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service International, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Matrix International Holding, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Matrix Service Costa Rica, SRL, a Costa Rican Sociedad de Responsabilidad Limitada	10,000,000 colones	Costa Rica	Matrix Service International, LLC	100% - 10,000 colones	Costa Rica	N

Subsidiary Name	Total Authorized Capital	Place of Incorporation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix International Construction, LLC	N/A	Oklahoma	Matrix Service International, LLC	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N

***	Not currently considered to be a Subsidiary for purposes of the Credit Agreement - see the revised definition of “Subsidiary”.